FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 14, 2003

                                INNOVO GROUP INC.
               (Exact name of registrant as specified in charter)

        Delaware                     0-18926               11-2928178
(State or other jurisdiction   (Commission File No.)      (IRS Employer
      of incorporation)                                Identification No.)

5900 S. Eastern Ave., Suite 124, Commerce, California       90040
   (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (323) 725-5516

                               No Change
          (Former name or former address, if changed since last filing)

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)       Exhibits

          Exhibit 99.1          Press Release dated October 15, 2003



Item 12.  Results of Operations and Financial Conditions

          On October 15, 2003, Innovo Group Inc. (the "Company") issued a press release reporting the Company's financial results for the quarter ended August 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1. As provided in General Instruction B.6 of Form 8-K, the information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by Innovo Group Inc. under the Securities Act of 1933 or the Securities Exchange Act 1934, except by specific reference in such filing.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       INNOVO GROUP INC.
                                                         (Registrant)

Date:  October 15, 2003
                                       By: /s/ Samuel Joseph Furrow, Jr.
                                          ------------------------------
                                               Samuel Joseph Furrow, Jr.
                                                Chief Executive Officer,
                                                 and Director


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Exhibit Index

Exhibit No.

99.1      Innovo Group, Inc. press release dated October 14, 2003